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                               SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of September 30, 1997, between KOSZEGI INDUSTRIES, INC., an Indiana corporation, with an address at 702 South Chapin St., South Bend, Indiana 46624 (the "Secured Party"), and AMPLACO GROUP, INC., a New York corporation, with an address at 810 East 152nd St., Bronx, New York 10455 (the "Debtor").

         WHEREAS, the Debtor has executed a note (the "Note") in favor of the Secured Party in the original principal amount of $850,000, which was executed by the Debtor in favor of the Secured Party pursuant to an asset purchase agreement, dated as of September 5, 1997, between the Debtor and the Secured Party (the "Asset Purchase Agreement"); and

         WHEREAS, as an inducement to the Secured Party to accept the Note, the Debtor wishes to grant a security interest in certain collateral to the Secured Party;

         NOW, THEREFORE, the parties hereby agree as follows (terms used and not defined herein shall have the meanings as defined in the Uniform Commercial Code as in effect in the State of New York (the "UCC")):

         1. Grant of a Security Interest. Debtor hereby grants to Secured Party a security interest (the "Security Interest") in the Collateral (as defined in Section 2). Such Security Interest shall be a first lien on the Collateral, subject only to the rights therein held by The Bank of New York taken in connection with its financing of the Debtor's obligations pursuant to the Asset Purchase Agreement (the "BNY Lien").

         2. Collateral. The collateral covered by this Agreement consists of all property of the Debtor, wherever located, whether or not affixed to realty, and all Proceeds and Products thereof in any form, and all parts, accessories, attachments, special tools, additions, replacements, substitutions and accessions thereto or therefor, and all increases or profits received therefrom (all of the foregoing, including such proceeds, being collectively referred to as the "Collateral").

         3. Debtor's Obligations Secured Hereby. Debtor's obligations (the "Obligations") to Secured Party secured hereby are the payment of the principal sum and interest evidenced by the Note, and performance and discharge of each and every obligation of Debtor under this Agreement, the Note and the Asset Purchase Agreement.

         4. Debtor's Representations and Warranties. Debtor represents and warrants and, so long as this Security Agreement is in effect, shall be deemed continuously to represent

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and warrant, that:

            (a) Debtor owns the Collateral free and clear of any liens, except the BNY Lien.

            (b) Debtor has all necessary power and authority and has taken all action necessary to execute, deliver and perform this Agreement and the Note and to encumber and grant a security interest in the Collateral.

            (c) There is no effective financing statement or other instrument similar in effect covering all or any part of the Collateral on file in any recording office except as may have been filed in favor of Secured Party or in connection with the BNY Lien.

            (d) This Agreement creates a valid security interest of Secured Party in the Collateral securing payment of the Obligations. On the filing of the financing statements or the other similar instruments in effect under
Section 5(b), the Secured Party will have valid first and prior perfected liens on and security interests in the Collateral, subject only to the BNY Lien.

            (e) No consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body, lessor, franchise or other person or entity is required for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor or for the perfection or exercise by Secured Party of its rights and remedies hereunder, except filings of financing documents.

            (f) Debtor does not transact any part of its business under any tradenames, division names, assumed names or other name, except for its name set forth in the preamble hereto; Debtor's business address and chief executive office is as set forth in the preamble hereto; and Debtor's records concerning the Collateral are kept at such address.

            (g) Each Account, General Intangible and Chattel Paper constituting Collateral is genuine and to the best of Debtor's knowledge enforceable in accordance with its terms against the party obligated to pay it (the "Account Debtor"), and to the best of Debtor's knowledge no Account Debtor has any defense, setoff, claim or counterclaim against Debtor which can be asserted against Secured Party, whether in any proceeding to enforce the Collateral or otherwise.

            (h) Each Instrument and each Document constituting Collateral is genuine and in all respects what it purports to be.

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         5. Debtor's Covenants. Debtor agrees and covenants that:

            (a) The Collateral will be used solely for business purposes of Debtor and will remain in the possession or under the control of Debtor (sale or replacement in the ordinary course excepted) and will not be used for any unlawful purpose. The Collateral will not be misused, abused, wasted or allowed to deteriorate, ordinary wear and tear excepted. Debtor will keep the Collateral, as appropriate and applicable, in good condition and repair (ordinary wear and tear excepted), and will clean, shelter, and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property.

            (b) Debtor has executed and will promptly file with the appropriate governmental authorities, or deliver to Secured Party for filing, UCC-1 Financing Statements with respect to the Collateral. Debtor shall, at no cost to Secured Party, execute, acknowledge and deliver all such other documents as Secured Party reasonably deems necessary to create, perfect and continue the security interest in the Collateral contemplated hereby. Debtor will pay all costs of title searches and filing of financing statements, assignments and other documents in all public offices reasonably requested by Secured Party, and will not, without the prior written consent of Secured Party, file or authorize or permit to be filed in any public office any financing statement naming Debtor as debtor and not naming Secured Party as secured party.

            (c) Debtor will defend the Collateral against the claims and demands of all other parties, including, without limitation, defenses, setoffs, claims and counterclaims asserted by any Account Debtor against Debtor or Secured Party, except, as to Inventory, purchasers and lessees in the ordinary course of Debtor's business; will keep the Collateral free from all security interests or other encumbrances, except the Security Interest; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party, except that Debtor may sell or lease Inventory in the ordinary course of Debtor's business.

            (d) Debtor will, at Secured Party's request, mark any and all books and records to indicate the Security Interest so long as it will not interfere with the ordinary conduct of Debtor's business.

            (e) Debtor will notify Secured Party promptly in writing of any change in Debtor's business address or chief executive office, any change in the address at which records concerning the Collateral are kept and any change in Debtor's name, identity or corporate or other structure.

            (f) Debtor will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by this Security Agreement.

            (g) Debtor shall pay all expenses, including reasonable attorneys' fees

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and costs, incurred by Secured Party in the preservation, realization, enforcement or exercise of any of Secured Party's rights under this Agreement.

         6. Certain Provisions Concerning Collateral. After the occurrence of an Event of Default (as defined below), Secured Party may notify all or any Account Debtors of the security interest created hereby and may also direct such Account Debtors to make all payments on Collateral to Secured Party. All payments on and from Collateral received by Secured Party directly or from Debtor shall be applied to the Obligations in accordance with Section 9. Secured Party may demand of Debtor in writing, before or after notification to Account Debtors and without waiving in any manner the security interest created hereby, that any payments on and from the Collateral received by Debtor: (i) shall be held by Debtor in trust for Secured Party in the same medium in which received; (ii) shall not be commingled with any assets of Debtor; and (iii) shall be delivered to Secured Party in the form received, properly indorsed to permit collection, not later than the next business day following the day of their receipt; and Debtor shall comply with such demand. Debtor shall also promptly notify Secured Party of the return to or repossession by Debtor of Goods underlying any Collateral, and Debtor shall hold the same in trust for Secured Party and shall dispose of the same as Secured Party directs.

         7. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Security Agreement:

            (a) Debtor shall fail to make any payment of principal of, or interest on, the Note when due after the expiration of any grace period specified in the Note.

            (b) Any representation or warranty made by Debtor in this Agreement or the Asset Purchase Agreement shall prove to have been incorrect in any material respect when made.

            (c) Debtor shall fail to perform or observe any other term, covenant or agreement of Debtor contained in this Agreement or the Asset Purchase Agreement to be performed or observed, if such failure shall continue for 10 days after written notice thereof to Debtor, unless such failure reasonably cannot be cured within such 10-day period and the Debtor is diligently attempting to cure such failure and cures such failure within a reasonable period not to exceed 45 days.

            (d) Any other event which is an "Event of Default" under the Note (as such term is defined therein) shall occur and be continuing.

         8. Remedies on Default. (a) Upon the occurrence of an Event of Default and, if required, the written notice to the Secured Party, the Secured Party may, by notice to the Debtor, declare the aggregate unpaid principal balance of the Note, together with all unpaid accrued interest thereon, to be immediately due and payable and thereupon such amount shall be

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and become immediately due and payable to the Secured Party. Upon such acceleration, the Secured Party shall have all rights, privileges, powers and remedies provided a secured party under the UCC and any other applicable law. Upon the existence or occurrence of an Event of Default, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place or places designated by Secured Party, and Secured Party may use and operate the Collateral.

            (b) Without in any way requiring notice to be given in the following time and manner, Debtor agrees that any notice by Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to Debtor if such notice is mailed by regular or certified mail postage prepaid, at least five days prior to such action, to Debtor's address specified above or to any other address which Debtor has specified in writing to Secured Party as the address to which notices hereunder shall be given to Debtor.

            (c) After an Event of Default, Secured Party may demand, collect and sue on any of the Accounts, Chattel Paper, Instruments and General Intangibles (in either Debtor's or Secured Party's name at the latter's option); may enforce, compromise, settle or discharge such Collateral without discharging the Obligations or any part thereof; and may indorse Debtor's name on any and all checks, commercial paper, and any other Instruments pertaining to or constituting Collateral.

         9. Payments After an Event of Default. All payments received and amounts realized by the Secured Party pursuant to Section 8, including all such payments and amounts received after the entire unpaid principal and interest amount of the Note has been declared due and payable, as well as all payments or amounts then held or thereafter received by the Secured Party as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed by the Secured Party in the following order of priority:

         i. first, to the payment of all costs and expenses, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by the Secured Party, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under Section 8, and of all taxes, assessments or liens superior to the lien granted under this Security Agreement, except any taxes, assessments or other superior lien subject to which any said sale under Section 8 hereof may have been made; and

         ii. second, to the payment to the Secured Party of the amount then owing or unpaid on the Note or any other obligations, and in case the payments received and amounts realized by the Secured Party shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Note or

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              any other obligations, then, with application thereof on the Note to be made first to the unpaid interest thereon, and second, to the unpaid principal thereof, such application to be made upon presentation of the Note and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid; and

         iii. third, to the payment of the balance or surplus, if any, to the Debtor, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

         10. Power of Attorney. Debtor hereby appoints Secured Party the attorney-in-fact of Debtor to prepare, sign and file or record, for Debtor in Debtor's name, any financing statement and to take any other action reasonably deemed by Secured Party necessary or desirable to perfect and continue the security interest of Secured Party hereunder, and to perform any obligations of Debtor hereunder, at Debtor's expense, but without obligation to do so. Such power of attorney is coupled with an interest and is irrevocable so long as this Agreement is in effect.

         11. Secured Party's Right to Cure; Reimbursement. In the event Debtor should fail to do any act as herein provided, Secured Party may, but without obligation to do so, without notice to Debtor, and without releasing Debtor from any obligation hereof, make or do the same in such manner and to such extent as Secured Party may deem necessary to protect the Collateral, including, without limitation, the defense of any action purporting to affect the Collateral or the rights or powers of Secured Party hereunder, at Debtor's expense. Debtor shall reimburse Secured Party for expenses reasonably incurred under this Section 11.

         12. Miscellaneous. (a) This Agreement, together with the representations, warranties, covenants and agreements contained in it, shall inure to the benefit of Secured Party and its successors and assigns, and shall be binding upon Debtor, its successors and assigns.

             (b) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12(b)). Any notice given to the Debtor shall be to the attention of its Chief Executive Officer. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 12(b) shall be deemed given at the time of receipt thereof.

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             (c) This Agreement shall terminate on the satisfaction in full of all Obligations and, on such termination, Secured Party shall release to Debtor the security interest granted in the Collateral hereunder; provided, that if, after receipt of any payment of all or any part of the Obligations, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, this Agreement shall continue in full force notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

             (d) If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

             (e) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

             (f) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (g) This Agreement has been negotiated and consummated in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

             (h) No course of dealing and no delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Secured Party's rights, powers or remedies. No right, power or remedy conferred by this Agreement upon the Secured Party shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

             (i) This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

             (j) The Debtor irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument

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delivered pursuant to, in connection with or simultaneously with this
Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, the Debtor waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 12(b). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Debtor shall appear or answer such summons, complaint, or other process. Should the Debtor so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Debtor shall be deemed in default and judgment may be entered against the Debtor for the amount as demanded in any summons, complaint or other process so served.

         IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.

                                  AMPLACO GROUP, INC., as Debtor


                                  By:
                                     -------------------------------------
                                     Name:
                                     Title:



                                  KOSZEGI INDUSTRIES, INC., as Secured Party


                                  By:
                                     -------------------------------------
                                     Name:
                                     Title:


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